Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,577,443.80
Previously Paid Amount	0.00
Total Fee Amount	1,046.44
Total Offset Amount	0.00
Net Fee	$ 1,046.44